UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2013

GRAPHIC PACKAGING HOLDING COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-33988	26-0405422
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1500 Riveredge Parkway, Suite 100

Atlanta, Georgia 30328

(Address of principal executive offices)

(770) 240-7200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On September 13, 2013, Graphic Packaging International, Inc. (the “Company”), a wholly-owned subsidiary of Graphic Packaging Holding Company, entered into an Amendment No. 2 (“Amendment No. 2”) relating to its Amended and Restated Credit Agreement dated as of March 16, 2012, as previously amended (the “Credit Agreement”) among Bank of America, N.A., as Administrative Agent, Swing Line Lender, L/C Issuer and Alternative Currency Funding Fronting Lender, and JP Morgan Chase Bank, N.A., Citibank, N.A., Goldman Sachs Bank USA and SunTrust Bank, as Co-Syndication Agents, and the several lenders from time to time party thereto.

Pursuant to Amendment No. 2, the maturity date of the Company’s existing US$1.0 billion revolving credit facility, the Company’s existing $1.0 billion term loan A facility and the Company’s existing US$300.0 million incremental term loan facility, have each been extended to September 13, 2018 (from March 16, 2017). Further, the interest rate margins under each facility have been reduced by 25 basis points to a range of between 1.50% and 2.50% for loans based upon the London Interbank Offered Rate, depending upon the Company’s then current consolidated total leverage ratio. (Interest rate margins for loans utilizing the base rate option have been reduced in a corresponding fashion.)

Amendment No. 2 also adds a new €75.0 million revolving credit facility (the “Euro Facility”) available to the Company, Graphic Packaging International Europe Holdings, B.V., the Company’s primary Dutch subsidiary, and Graphic Packaging International Limited, the Company’s primary UK subsidiary. Borrowings under the Euro Facility will be made in Euros and Pounds Sterling and will have the same maturity and interest rate pricing as the Company’s US$1.0 billion revolving credit facility, as amended by Amendment No. 2.

Amendment No. 2 also adds a new ¥2.50 billion revolving credit facility (the “Yen Facility”) available to the Company and Graphic Packaging International Japan Ltd., the Company’s primary Japanese subsidiary. Borrowings under the Yen Facility will be made in Yen and will have the same maturity and interest rate pricing as the Company’s U.S. $1.0 billion revolving credit facility, as amended by Amendment No. 2.

Except as described above, the Credit Agreement remains in effect without other material amendments or modifications.

This summary is qualified in its entirety by reference to Amendment No. 2, which is included as Exhibit 10.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

10.1	Amendment No. 2 to Amended and Restated Credit Agreement dated as of March 16, 2012, as previously amended, among Bank of America, N.A., as Administrative Agent, Swing Line Lender, L/C Issuer and Alternative Currency Funding Fronting Lender, and JP Morgan Chase Bank, N.A., Citibank, N.A., Goldman Sachs Bank USA and SunTrust Bank, as Co-Syndication Agents, and the several lenders from time to time party thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

	By:	/s/ Stephen A. Hellrung
Stephen A. Hellrung
Date: September 18, 2013		Senior Vice President, General Counsel and Secretary